UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): June 14, 2019

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which registered
Common Stock, no par value	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2019, Rockwell Medical, Inc., a Michigan corporation (the “Company”), appointed Paul E. McGarry as the Company’s Vice President, Corporate Controller and Principal Accounting Officer.  Mr. McGarry will begin serving as the Company’s Vice President, Corporate Controller and Principal Accounting Officer on or around June 24, 2019. Mr. McGarry will succeed David Kull as principal accounting officer, and Mr. Kull will remain with the Company in a senior accounting position.

Mr. McGarry, age 51, has significant experience in a variety of finance roles in the health care industry.  Most recently, Mr. McGarry served as Corporate Financial Controller at Alyvant, Inc. (“Alyvant”) from November 2018 until present, where Mr. McGarry was responsible for oversight of Alyvant’s financial management.  From July 2011 to November 2018, Mr. McGarry served as Corporate Controller at Champions Oncology, Inc. (“Champions”), where he was responsible for the oversight of Champions’ accounting and financial operations. Mr. McGarry began his accounting career at Deloitte & Touche LLP, serving as Audit Manager in Assurance and Advisory Services, where he was tasked with implementing worldwide Sarbanes-Oxley (“SOX”) procedures and performed SOX training for international audit teams. Mr. McGarry earned a B.S. in Accounting from Penn State in 1998 and is a Certified Public Accountant in the state of New York.  There are no arrangements between Mr. McGarry and any other person pursuant to which Mr. McGarry was appointed to serve as Vice President, Corporate Controller and Principal Accounting Officer, nor are there any material transactions in which the Company is a participant in which Mr. McGarry has a material interest.

Pursuant to the terms of Mr. McGarry’s employment offer letter, he will serve as an at-will employee. Mr. McGarry will receive an annualized base salary of $265,000 (“Base Salary”). Mr. McGarry will be eligible to earn year-end performance bonuses with a target bonus of 35% of his Base Salary. For 2019, Mr. McGarry will be eligible for a pro-rated bonus based on his start date. Mr. McGarry will receive an initial grant on his commencement of employment of stock options to purchase 50,000 shares of Company common stock, which are subject to time-based vesting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 19, 2019	By:	/s/ Stuart Paul
Stuart Paul
Chief Executive Officer